                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ ROD F. DAMMEYER
                                                  -----------------------------
                                                  ROD F. DAMMEYER
                                                  DIRECTOR

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
                                                  /s/ JAMES M. DENNY
                                                  -----------------------------
                                                  JAMES M. DENNY
                                                  DIRECTOR

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
                                                  /s/ RICHARD FAIRBANKS
                                                  -----------------------------
                                                  RICHARD FAIRBANKS
                                                  DIRECTOR

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
                                                  /s/ DEBORAH M. FRETZ
                                                  -----------------------------
                                                  DEBORAH M. FRETZ
                                                  DIRECTOR

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
                                                  /s/ MILES L. MARSH
                                                  -----------------------------
                                                  MILES L. MARSH
                                                  DIRECTOR

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
                                                  /s/ MICHAEL E. MURPHY
                                                  -----------------------------
                                                  MICHAEL E. MURPHY
                                                  DIRECTOR

                                POWER OF ATTORNEY

         The undersigned director of GATX Corporation (the "Company"), a New York corporation, does hereby constitute and appoint Brian A. Kenney, Ronald J. Cianco and William M. Muckian, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the resale of the Company's 5% Senior Convertible Notes due 2023, including any and all amendments (including post-effective amendments) to the Registration Statement being filed by the Company and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
                                                  /s/ JOHN W. ROGERS, JR.
                                                  -----------------------------
                                                  JOHN W. ROGERS, JR.
                                                  DIRECTOR